UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2012 athenahealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA		02472
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 617-402-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of athenahealth, Inc. (the “Company”) held on June 7, 2012 (the “Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the athenahealth, Inc. 2007 Stock Option and Incentive Plan (as amended and restated, the “Amended Plan”). On April 24, 2012, the Board of Directors of the Company approved and adopted the Amended Plan, subject to stockholder approval. The Amended Plan became effective as of the Annual Meeting date.

The Amended Plan includes: (1) an increase in the number of shares of the Company’s common stock available for issuance by 1,850,000 shares; (2) a change in the rate at which the share reserve is reduced for certain “full value” stock awards; (3) a new minimum period for a performance cycle for cash based awards; (4) additional performance criteria; (5) revised share counting provisions so that shares underlying awards other than stock options and stock appreciation rights may be withheld to satisfy tax withholding obligations and reissued; and (6) an extended term through April 23, 2022.

The foregoing summary of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached as Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2012, which Appendix A is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on the following matters: (1) to elect two directors, James L. Mann and David E. Robinson, to serve as Class II directors for a term of three years and until their successors are duly elected and qualified, subject to their earlier resignation or removal; (2) to ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; (3) to approve an amendment and restatement of the 2007 Stock Option and Incentive Plan; and (4) to hold an advisory vote to approve executive compensation.

The votes cast by the stockholders of the Company on each of the foregoing proposals were as follows:

Proposal 1 – Election of Directors

Director Nominee	For	Withheld	Broker Non-Votes
James L. Mann	31,492,242	201,894	2,218,248
David E. Robinson	31,043,141	650,995	2,218,248

Additionally, Jonathan Bush, Brandon Hull, Dev Ittycheria, John A. Kane, Ruben J. King-Shaw, Jr., and William Winkenwerder, Jr. continued to serve as directors after the Annual Meeting.

Proposal 2 – Ratification of Appointment of Independent Auditors

For	Against	Abstentions
33,660,470	251,629	285

Proposal 3 – Approval of Amended and Restated 2007 Stock Option and Incentive Plan

For	Against	Abstentions	Broker Non-Votes
27,674,083	4,016,833	3,220	2,218,248

Proposal 4 – Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
29,510,554	2,181,710	1,872	2,218,248

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)

June 8, 2012	/s/ DANIEL H. ORENSTEIN
Daniel H. Orenstein SVP, General Counsel, and Secretary